UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2021

Academy Sports and Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39589	85-1800912
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

1800 North Mason Road
Katy, Texas 77449
(Address of principal executive offices) (Zip code)

(281) 646-5200
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Academy Sports and Outdoors, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below:

Proposal 1: Election of Directors

The stockholders elected three Class I directors for terms expiring at the Company's 2024 Annual Meeting of Stockholders, and subject to the election and qualification of their successors, based upon the following vote results:

	Votes For	Withheld	Broker Non-Votes
Brian T. Marley	70,809,978	2,886,157	6,628,225
Thomas M. Nealon	73,584,385	111,750	6,628,225
Nathaniel H. Taylor	63,825,378	9,870,757	6,628,225

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year 2021.

Votes For	Votes Against	Abstentions
78,988,653	199,367	136,340

Proposal 3: Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company's named executive officers during fiscal year 2020 (commonly known as a "say-on-pay" proposal), based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,259,589	289,802	146,744	6,628,225

Proposal 4: Frequency of Advisory Votes on Executive Compensation

The stockholders approved, on a non-binding advisory basis, one year as the frequency of the advisory vote to approve compensation paid to the Company's named executive officers (commonly known as a "say-when-on-pay" proposal), based upon the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
72,673,646	278,176	584,960	159,353	6,628,225

Based on the results of this vote, and consistent with the Board of Directors' recommendation, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K on its behalf by the undersigned, thereto duly authorized.

ACADEMY SPORTS AND OUTDOORS, INC.

Date: June 7, 2021	By:	/s/	Rene G. Casares
	Name:	Rene G. Casares
	Title:	Senior Vice President, General Counsel and Secretary